SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 21, 2003

ADVANCED TISSUE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-016607	14-1701513

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10520 Wateridge Circle, San Diego, California 92121

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 452-6095

10933 North Torrey Pines Road, La Jolla, California 92037

(Former name or former address, if changed since last report)

Item 3.  Bankruptcy or Receivership

On March 21, 2003, the United States Bankruptcy Court for the Southern District of California entered an order approving the Debtors’ Liquidating Chapter 11 Plan of Reorganization Dated February 7, 2003 filed by Advanced Tissue Sciences, Inc. and its wholly owned subsidiaries under Chapter 11 of the Bankruptcy Code.  Copies of the confirmation order approving the Plan and the press release announcing confirmation of the Plan and its key provisions are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.  A copy of the Plan, as filed with the bankruptcy court, was attached as Exhibit 2.1 to the company’s Form 8-K filed on February 10, 2003.

The following is a summary of the material features of the Plan.

(a) The Plan will become effective at 5:00 p.m. eastern time on March 31, 2003 (the “Effective Date”).

(b)          The bankruptcy estates of the Debtors will be substantively consolidated. All allowed claims against and interests in the Debtors will be treated together under the Plan, and all inter-Debtor claims and interests will be eliminated.

(c)          Within sixty (60) days of the Effective Date of the Plan, each allowed claim against the Debtors will be paid in full and sufficient funds will be set aside in reserve accounts to ensure payment in full of disputed claims in the event the Bankruptcy Court rules in favor of the holder of a disputed claim. Each allowed claim will also be entitled to receive applicable interest, as required by the provisions of the Bankruptcy Code. The Debtors or the Liquidating Trustee will have the authority to object to claims, and a claim will only be paid upon settlement of the dispute or upon the entry of an order of the Bankruptcy Court allowing the claim.

(d) Allowed administrative expense claims will be paid on the Effective Date or upon the entry of an order of the Bankruptcy Court allowing the claim.

(e)          Thirty (30) days after the Effective Date, all of the Debtors’ assets and rights to payment of every kind will be transferred to the ATS Liquidating Trust. The Liquidating Trustee will be appointed to oversee the liquidation of the Debtors’ assets, to resolve disputed claims, to realize the value of the Debtors’ remaining assets, and to make distributions to holders of allowed claims and interests.

(f)          On the Effective Date, all shares of common stock of ATS will be canceled. Interests in shares of common stock of ATS will be converted into the right to receive the residual value of the Debtor’s property, after the Debtors have paid or reserved for all claims and have set aside sufficient funds to pay for all anticipated expenses, in the form of distributions from the ATS Liquidating Trust.  Interests in the ATS Liquidating Trust will not be transferable, except by operation of law, and no certificates representing interests in the ATS Liquidating Trust will be issued.

(g)          The company will request the delisting of its common stock with Nasdaq to be effective as of the Effective Date.  Upon the cancellation of all shares of the company’s common stock, the company will file a Form 15 with the Securities and Exchange Commission as notification of termination or suspension to file reports under the Securities Exchange Act of 1934, as amended.

(i)          If cash is available for distribution, within sixty days after the Effective Date, the Liquidating Trustee will make an initial distribution of funds to the holders of interests in the ATS Liquidating Trust (i.e., the former stockholders of ATS as of the Effective Date) and to others entitled to payment such as certain key employees under the company’s Key Employee Retention Plan. To the extent cash is available for distribution, subsequent distributions to beneficiaries of the ATS Liquidating Trust will be made not less frequently than annually. The Liquidating Trustee will also provide annual reports to the beneficiaries of the ATS Liquidating Trust, which will contain financial statements.

(j) The ATS Liquidating Trust will be terminated not later than five (5) years after the Effective Date.

As of March 25, 2003, there were 73,154,753 shares of common stock of ATS issued and outstanding.

Information as to the assets and liabilities of the Debtors as of February 28, 2003, the most recent practicable date prior to the Effective Date, is included as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

Item 5. Other Events

On March 20, 2003, the United States Bankruptcy Court for the Southern District of California entered an order approving the company’s motion under section 363 of the U.S. Bankruptcy Code to allow the sale to SkinMedica, Inc. of the company’s assets related to its NouriCel™ product line and related intellectual property.  A copy of the press release announcing the approval of the sale is attached hereto as Exhibit 99.3 and incorporated herein by reference.  The company and SkinMedica closed the sale of assets relating to the company’s Nouricel product line on March 21, 2003.  At the closing of the transaction, the company received from SkinMedica $5 million in cash and a $2 million, two-year secured promissory note.  In exchange, SkinMedica obtained all rights, title and interest of the company in the nutrient solution known as Nouricel™ and NouriCel-MD™, related patents, trademarks, and other intellectual property, equipment and inventory.

Item 7.  Exhibits

(c)   Exhibits

The following documents are filed as exhibits to this report:

Exhibit Number	Description

2.1	Order of the United States Bankruptcy Court for the Southern District of California entered March 21, 2003 approving the Debtors’ Chapter 11 Liquidating Plan of Reorganization.
2.2

Debtors’ Liquidating Chapter 11 Plan of Reorganization, dated February 7, 2003, incorporated by reference to Exhibit 2.1 to the company’s Form 8-K filed with the Securities and Exchange Commission on February 10, 2003

99.1	Press Release, dated March 19, 2003, announcing confirmation of the Plan
99.2	Unaudited consolidated balance sheet of the Debtors as of February 28, 2003.
99.3	Press Release, dated March 19, 2003, announcing Bankruptcy Court approval of the sale of the company’s Nouricel product line

Forward-Looking Statements

          This Form 8-K, including the Exhibits attached hereto, contains statements that are forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including the timing of effectiveness of the Plan, and projections of payments to creditors and stockholders. You are cautioned that any such forward-looking statements are not guarantees of future performance and that these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Although the company is not able to predict all of the factors that may affect the payments to creditors and stockholders, some of the factors that could affect the outcome materially include the following: the possible delay in implementation or termination of the Plan; the ability of the company to find a buyer or buyers for its remaining assets; if a buyer or buyers are found, the amounts to be realized in connection with the sale of such assets, and the cost of the liquidation and winding down of the company’s operations. There is no assurance the company or the liquidating trust will be able to generate sufficient cash to provide for a full distribution to creditors or a distribution to stockholders.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED TISSUE SCIENCES, INC.

	By:	/s/ MARK J. GERGEN

Mark J. Gergen
Chief Restructuring Officer
Date: March 27, 2003

EXHIBIT INDEX

Exhibit Number	Description

2.1	Order of the United States Bankruptcy Court for the Southern District of California dated March 21, 2003 approving the Debtors’ Chapter 11 Liquidating Plan of Reorganization.
2.2

Debtors’ Liquidating Chapter 11 Plan of Reorganization. dated February 7, 2003, incorporated by reference to Exhibit 2.1 to the company’s Form 8-K filed with the Securities and Exchange Commission on February 10, 2003

99.1	Press Release, dated March 19, 2003, announcing confirmation of the Plan
99.2	Unaudited consolidated balance sheet of the Debtors as of February 28, 2003.
99.3	Press Release, dated March 19, 2003, announcing Bankruptcy Court approval of the sale of the company’s Nouricel product line

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